UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2025

GameSquare Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39389	99-1946435
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6775 Cowboys Way, Ste. 1335 Frisco, Texas, USA	75034
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (216) 464-6400

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GAME	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 25, 2025, GameSquare Holdings, Inc. (the “Company”), entered into a secured promissory note (the “Promissory Note”) with Blue & Silver Ventures, Ltd. The principal amount of $2,000,000 under the Promissory Note is payable on demand and no later than July 1, 2025. The Promissory Note bears interest at a rate of ten percent (10%) per annum, with a default interest rate of fifteen percent (15%) per annum, and is payable on demand and no later than July 1, 2025 with the principal amount. The Company, at its option, may prepay the Promissory Note, in whole or in part, without a prepayment penalty of any kind.

In connection with the Promissory Note, the Company entered into a security agreement, by and between the Company and Blue & Silver Ventures, Ltd. (the “Security Agreement”) to provide a security interest in the assets of the Company to Blue & Silver Ventures, Ltd. in order to secure the obligations underlying the Promissory Note. The Promissory Note and the Security Agreement were approved by the disinterested members of the Board of Directors of the Company at a board meeting.

The foregoing descriptions of the Security Agreement and the Note are not complete and are qualified in their entirety by reference to the full text of the Agreements filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosures set forth in Item 1.01 with respect to the Promissory Note and Security Agreement are hereby incorporated into this Item 2.03 by reference.

Item 7.01 Regulation FD Disclosure.

On March 31, 2025, the Company issued a press release announcing the transactions referenced herein. A copy of the press release is furnished hereto as Exhibit 99.1.

The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Promissory Note, dated as of March 25, 2025, by and between GameSquare Holdings, Inc. and Blue & Silver Ventures, Ltd.
10.2	Security Agreement, dated as of March 25, 2025, by and between GameSquare Holdings, Inc. and Blue & Silver Ventures, Ltd.
99.1	Press Release of GameSquare Holdings, Inc. issued on March 31, 2025.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMESQUARE HOLDINGS, INC.
(Registrant)

Date: March 31, 2025	By:	/s/ Justin Kenna
	Name:	Justin Kenna
	Title:	Chief Executive Officer and Director